                                                                   Exhibit 10.14



                   COMPOUND TESTING AND DEVELOPMENT AGREEMENT

                                     between

                         SCRIPTGEN PHARMACEUTICALS, INC.

                                       and

                                MONSANTO COMPANY

            CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT. THE CONFIDENTIAL PORTIONS HAVE BEEN REDACTED AND ARE DENOTED BY [***]. THE CONFIDENTIAL PORTIONS HAVE BEEN SEPARATELY FILED WITH THE SECURITIES AND EXCHANGE COMMISSION.

                   COMPOUND TESTING AND DEVELOPMENT AGREEMENT

      This Agreement, dated as of November 17, 1997, is between Scriptgen Pharmaceuticals, Inc. ("Scriptgen"), a Delaware corporation, and Monsanto Company ("Monsanto"), a Delaware corporation.

                                    RECITALS


                                     [***]


      NOW, THEREFORE, in consideration of the mutual covenants set forth in this Agreement, the parties hereby agree as follows:

1.    Definitions.

            "Additional Equipment" shall mean a certain amount of scientific equipment required to complete the work contemplated under this Agreement as set forth in Section 3.3.

            "Advanced Field Trials" shall mean advanced testing trials conducted by or for Monsanto in a manner representative of actual agricultural or industrial practices including (i) determining the performance or safety of a Development Compound or (ii) greenhouse, growth chamber or laboratory testing using a radio-labeled analog of an active compound and associated testing, advanced toxicity, environmental fate, and toxicity on non-target species including mammals and/or assembling field information necessary to obtain an EUP.

            "Agreement" shall mean this Compound Testing and Development Agreement.


                                     [***]


            "Compound" shall mean any chemical molecule that is provided by Monsanto to Scriptgen in the [***] for screening and development as described below.

            "Confidential Information" shall have the meaning set forth in
Section 8.1.

            "Derivative Compound" shall mean a chemical compound structurally derived in one or more steps from a Compound or another Derivative Compound by a process of modification (either through manipulation of a compound or synthesis from structural information provided hereunder) or partial substitution of at least one component wherein at least one structural feature is retained at each process step. The number of intermediate steps or compounds is not relevant to the classification of a compound as a Derivative Compound. A compound need not have structural similarity to another Compound or Derivative Compound in order to be classified as a Derivative Compound.

            "Development Compound" shall mean any Compound or Derivative Compound which exhibits [***] in the Monsanto Field or Scriptgen Field and with respect to which the Research Committee has elected to conduct Preliminary Field Trials, with respect to Monsanto, or phase I clinical trials with respect to Scriptgen.

            "Development Homolog" shall mean any Derivative Compound that exhibits substantial homology with a Development Compound, as determined by the Research Committee.

            "Disclosing Party" shall mean that Party disclosing Confidential Information to the other Party under Section 8.

            "Effective Date" shall mean the date of execution of this Agreement by the Parties hereto, at which time this Agreement shall become effective.

            "EPA" shall mean the Environmental Protection Agency (or its foreign equivalent responsible for approval of commercial use of Development Compounds).

            "EUP or Experimental Use Permit" shall mean a permit for field application issued by the EPA prior to label approval or the foreign equivalent thereof.

            "Monsanto Field" shall mean all uses or applications of a Development Compound not included within the Scriptgen Field.

            "Monsanto Patent Rights" shall mean all [***] thereof owned by Monsanto pursuant to Section 5.1 and [***]


                                     [***]


            "Open Pool" shall have the meaning assigned in Section 3.5.

            "Party" means Scriptgen or Monsanto or their respective Primary Affiliates.

            "Parties" means Scriptgen and Monsanto and their respective Primary Affiliates.

            "Preliminary Field Trials" shall mean, with respect to any Development Compound, preliminary testing first conducted by or for Monsanto to determine efficacy conducted under anticipated use conditions, generally in an external environment. Preliminary Field Trials does not include primary testing, which includes greenhouse, growth chamber or laboratory testing including associated testing for environmental fate, toxicity, and toxicity on non-target species including mammals.

            "Primary Affiliate" shall mean, with respect to Monsanto or Scriptgen, as the case may be, any corporation 50% or more of whose outstanding equity securities entitled to vote in the election of Directors is owned directly or indirectly by Monsanto or Scriptgen, as the case may be, and any entity which is not a corporation 50% or more of whose net assets or profits is owned directly or indirectly by Monsanto or Scriptgen, as the case may be.

            "Product Team" shall mean a group of Monsanto employees formed to facilitate product development analysis following successful completion of Advanced Field Trials.

            "Receiving Party" shall mean that Party receiving Confidential Information under Section 8.1.

            "Research Committee" shall have the meaning set forth in Section
2.1.

            "Research Period" shall mean the period during the term of this Agreement.

            "Restricted Pool" shall have the meaning assigned in Section 3.5.


                                     [***]


            "Scriptgen Patent Rights" shall mean all [***] thereof owned by Scriptgen pursuant to Section 5.1 and [***]

            "Secondary Affiliate" shall mean, with respect to Monsanto or Scriptgen, as the case may be, any corporation 20% or more of whose outstanding equity securities entitled to vote in the election of Directors is owned directly or indirectly by Monsanto or Scriptgen, as the case


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

may be, and any entity which is not a corporation 20% or more of whose net assets or profits is owned directly or indirectly by Monsanto or Scriptgen, as the case may be.

            [***]

            "Sublicensee" shall mean any third party (not including a Secondary Affiliate) licensed by a Party to make, use (except where the implied right to use accompanies the sale to the third party of any Royalty-Bearing Product by a Party or its Secondary Affiliates or Sublicensees), sell, import, export, advertise, promote and otherwise commercialize any Royalty-Bearing Product.

            "Target" shall mean any biological system or biologically derived or relevant system within the Assays as well as biological targets used for purposes of toxicity testing, relevant to the respective field of each Party.

            "Valid Claim" shall mean a claim of [***] or other tribunal of competent jurisdiction in any unappealable or unappealed decision the time for appeal of which has expired.

            The above definitions are intended to encompass the defined terms in both the singular and plural tenses.

2.    Management of Research Program.

      2.1. Composition of Research Committee. The Parties hereby establish a Research Committee comprised of [***] members, with [***] representatives appointed by each Party. The initial members of the Research Committee shall be as follows:

             Scriptgen Representatives           Monsanto Representatives
             -------------------------           ------------------------

             [***]                               [***]


A Party may change one or more of its representatives to the Research Committee at any time upon notice to the other Party. Each Party will designate one of its representatives as its team leader.


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

      2.2. Duties of the Research Committee. The Research Committee shall direct and administer the screening undertaken pursuant to this Agreement. The Research Committee shall review test reports provided by Scriptgen [***]

      2.3. Meetings of the Research Committee. The Research Committee shall [***], or at such other times and locations as the Research Committee determines. If a designated representative of a Party cannot attend any meeting of the Research Committee, such Party may designate a different representative for that meeting without notice to the other Party, and the substitute member will have full power to vote on behalf of the permanent member. All actions and decisions of the Research Committee will require the unanimous consent of all of its members. If the Research Committee fails to reach agreement upon any matter, the dispute will be resolved in accordance with the procedures set forth in Section 12.5 below. [***] following each quarterly meeting of the Research Committee, the Research Committee shall prepare and delivers to both Parties, a written report describing the decisions made, conclusions and actions agreed upon.

      2.4. Visits to Facilities. Members of the Research Committee shall have reasonable access to the facilities of each Party where activities under this Agreement are in progress, but only during normal business hours and with reasonable prior notice. Each Party shall bear its own expenses in connection with such site visits.

      2.5 Reports to Research Committee. Scriptgen shall deliver to the Research Committee quarterly reports disclosing the Targets screened for the previous quarter and planned for [***] in the Scriptgen Field and Monsanto Field in the following quarter.

3.    Fees and Delivery of Compounds


                                     [***]


      3.3 Capital Costs. In recognition of the additional scientific equipment required by Scriptgen to perform its obligations hereunder (as set forth on Exhibit A, "Additional Equipment"), subject to the terms and conditions herein Monsanto shall reimburse Scriptgen for the price paid by Scriptgen for such equipment (net of any discounts or allowances), not to exceed [***] Prior to acquiring or making a commitment to acquire any Additional Equipment, Scriptgen shall present to Monsanto a notice containing a detailed list of such items proposed for acquisition, the vendor from whom Scriptgen proposes to acquire the Additional Equipment, and the price at which Scriptgen proposes to acquire the Additional Equipment. Monsanto shall have ten (10) days from the date of receipt of such notice to present to Scriptgen alternative vendors and lower prices for the acquisition of such Additional Equipment. If alternative vendors and lower prices are identified by Monsanto, and all other material terms of the equipment and the purchase are equal to those originally proposed by Scriptgen, then Scriptgen shall acquire such Additional Equipment from the alternative vendors. All Additional Equipment shall be the sole property of Scriptgen.


                                     [***]

                                     [***]

4.    License Grants; Diligence.

      4.1. Evaluation Licenses.


                                     [***]


      4.2. Commercialization Licenses.


                                     [***]

                                     [***]



      (b) Limitation of Licenses. No provision of this Agreement shall be deemed to grant any license to a Compound or Derivative Compound to Scriptgen outside of the Scriptgen Field.

      4.3. Termination of Licenses. The licenses granted by Scriptgen to Monsanto pursuant to Sections 4.1 and 4.2 shall continue in perpetuity unless this Agreement is terminated by Scriptgen pursuant to Sections 11.4 or 11.5. The licenses granted by Monsanto to Scriptgen pursuant to Sections 4.1 and 4.2 shall continue in perpetuity unless this Agreement is terminated by Monsanto pursuant to Sections 11.4 or 11.5.

      4.4. Commercialization of Development Compounds. Monsanto shall have the sole and absolute discretion to make all decisions relating to the research, development, marketing and other commercialization activities with respect to any Development Compound or any Royalty-Bearing Product derived therefrom in the Monsanto Field. Scriptgen shall have the sole and absolute discretion to make all decisions relating to the research, development, marketing and other commercialization activities with respect to any Development Compound or any Royalty-Bearing Product derived therefrom in the Scriptgen Field.

5.    Intellectual Property Rights.

      5.1 Intellectual Property Ownership. Regardless of whether such patents, inventions and/or discoveries are made by Monsanto or Scriptgen: (a) all compound patents and composition of matter patents and all know-how and intellectual property rights relating to the Compounds or Derivative Compounds outside of the Scriptgen Field shall belong to Monsanto; (b) all compound patents and composition of matter patents and all know-how and intellectual property rights relating to the Compounds or Derivative Compounds inside the Scriptgen Field shall belong to Scriptgen; (c) all method of making patents and use patents and associated other intellectual property rights relating to the Compounds or Derivative Compounds inside of the Scriptgen Field shall belong to Scriptgen; (d) all method of making patents and use patents and associated other intellectual property rights relating to the Compounds or Derivative Compounds outside of the Scriptgen Field shall belong to Monsanto; and (e) know-how not covered by (a), (b), (c) or (d) above will be owned by the party which develops the know-how, and know-how jointly developed will be jointly owned.

      5.2 Filing Patents.

                  (a) Monsanto shall have the sole and exclusive right to file and maintain all compound patents, composition of matter patents, method of making patents and method of use patents relating to the Compounds or Derivative Compounds outside of the Scriptgen Field. Scriptgen shall have the sole and exclusive right to file and maintain all compound patents, composition of matter patents, method of making patents and method of use parents relating to the Compounds or Derivative Compounds in the Scriptgen Field.

                  (b) Patent application drafting, filing and prosecution for jointly owned inventions will be carried out by Monsanto; provided that if Monsanto is not interested in filing or prosecuting any patent application or maintaining a patent for a joint invention arising from the activities undertaken pursuant to this Agreement, Monsanto shall notify Scriptgen in a written form. Scriptgen shall then be entitled to file or prosecute the patent application or maintain the patent, as the case may be, at its own responsibility and own expense. The party filing the patent shall bear all costs of filing, prosecution and maintenance of such patent applications and resulting patents. The non-filing party shall be kept informed of all substantive matters relating to the preparation and prosecution of patent applications related to any and all joint inventions. The filing party will promptly provide the other party with copies of all material prosecution and maintenance documentation and correspondence so that the non-filing party will be currently and promptly informed of the continuing prosecution and maintenance of material patent applications relating to joint inventions.

      5.3. Cooperation of the Parties. Each Party agrees to cooperate fully in the preparation, filing, and prosecution of any patent rights under this Agreement. Such cooperation includes, but is not limited to:

                  (a) executing all papers and instruments, or using reasonable efforts to cause its employees or agents, to execute such papers and instruments, so as to effectuate the ownership of intellectual property rights set forth in Section 5.1 above and to enable the other Party to apply for and to prosecute patent applications in any country;

                  (b) promptly informing the other Party of any matters coming to such Party's attention that may affect the preparation, filing, or prosecution of any such patent applications; and

                  (c) undertaking no actions that are potentially deleterious to the preparation, filing, or prosecution of such patent applications.

      5.4. Infringement by Third Parties. Scriptgen and Monsanto shall each promptly notify the other in writing of any alleged or threatened infringement by a third party of any Monsanto Patent Rights or Scriptgen Patent Rights of which they become aware.


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

                  (a) Each Party shall promptly report in writing to the other Party during the term of this Agreement any known infringement or suspected infringement of any Monsanto Patent Rights or Scriptgen Patent Rights in the Monsanto Field or the Scriptgen Field, respectively, covering a Development Compound or a Royalty Bearing Product by a third party of which it becomes aware, and shall provide the other Party with all available evidence supporting said infringement or suspected infringement.

                  (b) Except as provided in paragraph (d) below, Monsanto shall have the right to initiate an infringement or other appropriate suit against any third party who at any time has infringed, or is suspected of infringing, any Monsanto Patent Rights or Scriptgen Patent Rights covering a Development Compound or a Royalty Bearing Product. Monsanto shall give Scriptgen sufficient advance notice of its intent to file said suit and the reasons therefor, and shall provide Scriptgen with an opportunity to make suggestions and comments regarding such suit. Monsanto shall keep Scriptgen properly informed, and shall from time to time consult with Scriptgen regarding the status of any such suit and shall provide Scriptgen with copies of all documents filed in such suit.

                  (c) Monsanto shall have the sole and exclusive right to select counsel for any suit referred to in paragraph (b) above and shall pay all expenses of the suit, including without limitation attorneys' fees and court costs. Any damages, royalties, settlement fees or other consideration received by Monsanto shall be divided between Monsanto and Scriptgen based on the relative value that the intellectual property rights of a Party which are the subject of the suit have to the value of the intellectual property rights of the other Party which are also the subject of the suit, if any, with respect to the infringing product sold, after all expenses of the litigation are deducted. If necessary, Scriptgen shall join as a party to the suit but shall be under no obligation to participate except to the extent that such participation is required as the result of being a named party to the suit. Scriptgen shall offer reasonable assistance to Monsanto in connection therewith at no charge to Monsanto. Scriptgen shall have the right to participate and be represented in any such suit by its own counsel at its own expense. Monsanto shall not settle any such suit involving rights of Scriptgen without obtaining the prior written consent of Scriptgen, provided that Scriptgen shall not withhold its consent to any settlement which will provide an unconditional release of Scriptgen and its Secondary Affiliates and which does not have a material adverse effect on Scriptgen or Scriptgen's business.

                  (d) In the event that Monsanto elects not to initiate an infringement or other appropriate suit pursuant to paragraph (b) above, Monsanto shall promptly advise Scriptgen of its intent not to initiate such suit, and Scriptgen shall have the right, at the expense of Scriptgen, of initiating an infringement or other appropriate suit against any third party who at any time has infringed, or is suspected of infringing, any Monsanto Patent Rights or Scriptgen Patent Rights covering a Development Compound or a Royalty Bearing Product. In exercising its rights pursuant to this paragraph (d), Scriptgen shall have the sole and exclusive right to select counsel for any suit referred to in paragraph
      (b) above and shall pay all expenses of the suit, including without limitation attorneys' fees and court costs. Any damages, royalties, settlement fees or other consideration received

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

      by Scriptgen shall be [***] if any, with respect to the infringing product sold, after all expenses of the litigation are deducted. If necessary, Monsanto shall join as a party to the suit but shall be under no obligation to participate except to the extent that such participation is required as the result of being a named party to the suit. At Scriptgen's request, Monsanto shall offer reasonable assistance to Scriptgen in connection therewith at no charge to Scriptgen. Monsanto shall have the right to participate and be represented in any such suit by its own counsel at its own expense. Scriptgen shall not settle any such suit involving rights of Monsanto without obtaining the prior written consent of Monsanto, provided that Monsanto shall not withhold its consent to any settlement which will provide an unconditional release of Monsanto and its Secondary Affiliates and which does not have a material adverse effect on Monsanto or Monsanto's business.

      5.5 Claimed Infringement. In the event that any action, suit or proceeding is brought against Scriptgen, Monsanto or any Secondary Affiliate, licensee or Sublicensee of Scriptgen or Monsanto, alleging the infringement of the intellectual property rights of a third party by reason of the discovery, development, manufacture, use, sale, importation or offer for sale of a Development Compound or a Royalty Bearing Product by Monsanto or its Secondary Affiliates or its or their licensees or Sublicensees, Monsanto will have the obligation to defend itself and its Secondary Affiliates and Scriptgen and its Secondary Affiliates and the licensees and Sublicensees of Scriptgen and Monsanto, in such action, suit or proceeding at Monsanto's expense. Scriptgen shall have the right to separate counsel at its own expense in any such action or proceeding and Monsanto will reimburse Scriptgen for all reasonable expenditures incurred in connection therewith.

      In the event that any action, suit or proceeding is brought against Scriptgen, Monsanto or any Secondary Affiliate, licensee or Sublicensee of Scriptgen or Monsanto, alleging the infringement of the intellectual property rights of a third party by reason of the discovery, development, manufacture, use, sale, importation or offer for sale of a Development Compound or a Royalty Bearing Product by Scriptgen or its Secondary Affiliates or its or their licensees or Sublicensees, Scriptgen will have the obligation to defend itself and its Secondary Affiliates and Monsanto and its Secondary Affiliates and the licensees and Sublicensees of Scriptgen and Monsanto, in such action, suit or proceeding at Scriptgen's expense. Monsanto shall have the right to separate counsel at its own expense in any such action or proceeding and Scriptgen will reimburse Monsanto for all reasonable expenditures incurred in connection therewith.

      Notwithstanding any other provision of this Agreement, in the event that a third party shall bring (i) any action, suit or proceeding against Monsanto or any Secondary Affiliate, licensee or Sublicensee of Monsanto and (ii) any action, suit or proceeding against Scriptgen or any Secondary Affiliate, licensee or Sublicensee of Scriptgen, both of which actions, suits or proceedings arise from or relate to the same facts or circumstances, Monsanto and Scriptgen shall each have the sole and exclusive right, at their own expense, to select counsel to represent it or its

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

Secondary Affiliate, licensee or Sublicensee with respect to any such action, suit or proceeding. Expenses, costs and damages imposed on Monsanto or Scriptgen in such action, suit or proceeding shall be shared by Monsanto and Scriptgen based on the relative fault of each party as determined at the final outcome of such suit, action or proceeding.

      The Parties will cooperate with each other in the defense of any such suit, action or proceeding. The Parties will give each other prompt written notice of the commencement of any such suit, action or proceeding or claim or infringement and will furnish each other a copy of each communication relating to the alleged infringement, but the failure to do so shall not affect the Parties obligations under this Section and under Section 9 except to the extent a Party is actually damaged thereby. Neither shall not compromise, litigate, settle or otherwise dispose of any such suit, action or proceeding which involves the use of patent rights of the other Party without that Other Party's advice and prior written consent, provided that such other Party shall not unreasonably withhold its consent to any settlement which will provide an unconditional release of that other Party and which does not have a material adverse effect on that other Party's business.

6.    Ownership of Compounds.

      Monsanto shall have all ownership rights to Compounds and Derivative Compounds, to the extent not licensed to Monsanto by a third party.

7.    Payments, Reports, and Records.
      [***]


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

8.    Confidential Information.

       8.1. Definition of Confidential Information. Confidential Information shall mean any technical or business information, whether orally or in writing, furnished by the Disclosing Party to the Receiving Party in connection with this Agreement. Such Confidential Information may include, without limitation, the existence and terms of this Agreement, the identity of a compound, the use of a compound, trade secrets, know-how, inventions, technical data or specifications, testing methods, business or financial information, research and development activities, product and marketing plans, and customer and supplier information, including, but not limited to, such items that become known to a Party during visits to the facilities of the other Party.

      8.2. Obligations. The Receiving Party agrees that it shall:

                  (a) maintain all Confidential Information in strict confidence, except that the Receiving Party may disclose or permit the disclosure of any Confidential Information to its, and its Primary Affiliates, directors, officers, employees, consultants, and advisors who are obligated to maintain the confidential nature of such Confidential Information and who need to know such Confidential Information for the purposes set forth in this Agreement;

                  (b) use all Confidential Information solely for the purposes set forth in, or as permitted by, this Agreement; and

                  (c) allow its Primary Affiliates, directors, officers, employees, consultants, and advisors to reproduce the Confidential Information only to the extent necessary to effect the purposes set forth in this Agreement, with all such reproductions being considered Confidential Information.

Each Party shall be responsible for any breaches of this Section 8.2 by any of its directors, officers, employees, consultants, and advisors.

      8.3. Exceptions. The obligations of the Receiving Party under Section 8.2 above shall not apply to any specific Confidential Information to the extent that the Receiving Party can demonstrate that such Confidential Information:

                  (a) was in the public domain prior to the time of its disclosure under this Agreement;

                  (b) entered the public domain after the time of its disclosure under this Agreement through means other than an unauthorized disclosure resulting from an act or omission by the Receiving Party or its Primary Affiliates, directors, officers, employees, consultants, advisors or agents;


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

                  (c) was independently developed or discovered by the Receiving Party without use of the Confidential Information, and which can be demonstrated by written record;

                  (d) is or was disclosed to the Receiving Party at any time, whether prior to or after the time of its disclosure under this Agreement, by a third party having no fiduciary relationship with the Disclosing Party and having no obligation of confidentiality to the Disclosing Party with respect to such Confidential Information; or

                  (e) is required to be disclosed to comply with applicable laws or regulations (such as disclosure to the SEC, the EPA, the FDA, or the United States Patent and Trademark Office or to their foreign equivalents), or to comply with a court or administrative order, provided that the Disclosing Party receives prior written notice of such disclosure and that the Receiving Party takes all reasonable and lawful actions to obtain confidential treatment for such disclosure and, if possible, to minimize the extent of such disclosure.

      8.4. Survival of Obligations. The obligations set forth in this Article shall remain in effect after termination or expiration of this Agreement for a period of [***]

9.    Representations and Warranties.

      9.1. Authorization. Each Party represents and warrants to the other that it has the legal right and power to enter into this Agreement, to extend the rights and licenses granted to the other in this Agreement, and to fully perform its obligations hereunder, and that the performance of such obligations will not conflict with its charter documents or any agreements, contracts, or other arrangements to which it is a party.

      9.2. Non-Infringement. Each Party represents that to its knowledge the conduct of its business as it is currently being conducted or as it is proposed to be conducted pursuant to this Agreement does not conflict with or infringe on the intellectual property of any other person, and each Party has not received any claim or notice from any person to such effect which is still pending. Each Party has no knowledge of any claim or fact that would give rise to a claim that any of their respective Patents is invalid or unenforceable. To their knowledge, each Party's Patents are not infringed by any third party.

10.   Indemnification.

      10.1. Indemnification. Each Party (the "Indemnitor") shall indemnify, defend, and hold harmless the other Party and its Primary Affiliates and their directors, officers, employees, and agents and their respective successors, heirs and assigns (the "Indemnitees"), against any liability, damage, loss, or expense (except to the extent otherwise provided in Section 5.5) incurred by or imposed upon the Indemnitees or any one of them in connection with any claims, settlements, suits, actions, demands, or judgments arising out of (i) any theory of product liability (including, but not limited to, actions in the form of tort, warranty, or strict liability) concerning any product

(or any process or service) that is made, used, or sold by the Indemnitor pursuant to any right or license granted under this Agreement and (ii) infringement of third party rights, including claims relating to compounds produced by a party pursuant to methods of making disclosed to that party by the other party; provided, however, that such indemnification right shall not apply to any liability, damage, loss, or expense to the extent directly attributable to the negligent activities, reckless misconduct, or intentional misconduct of the Indemnitees. An indemnified party shall not be entitled to indemnification for the settlement of any claim pursuant to this Agreement unless it obtains the prior written consent of the indemnifying party to such settlement.

      10.2. Procedures. Any Indemnitee that intends to claim indemnification under Section 10.1 shall promptly notify the appropriate Indemnitor of any claim in respect of which the Indemnitee intends to claim such indemnification, and the Indemnitor shall assume the defense thereof with counsel mutually satisfactory to the Parties; provided, however, that an Indemnitee shall have the right to retain its own counsel, with the fees and expenses of no more than law firm representing all Indemnitees in the proceeding or related proceeding, to be paid by the Indemnitor, if representation of such Indemnitee by the counsel retained by the Indemnitor would be inappropriate due to actual or potential differing interests between such Indemnitee and any other party represented by such counsel in such proceedings. The indemnity agreement in
Section 10.1. shall not apply to amounts paid in settlement of any loss, claim, liability or action if such settlement is effected without the consent of the Indemnitor. The failure to deliver notice to the Indemnitor within a reasonable time after the commencement of any such action, if prejudicial to its ability to defend such action, shall relieve the Indemnitor of any liability to the Indemnitee under Section 10.1. Each party and its Primary Affiliates and their employees and agents shall cooperate fully with the other party and its legal representatives in the investigation of any action, claim or liability covered by this indemnification.

11.   Term and Termination.

       11.2. Termination by the Parties Upon Completion of Screening. Upon completion of [***]

       11.3. Termination by the Parties Upon Mutual Consent. This Agreement may be terminated [***] by mutual written agreement of the Parties.

       11.4. Breach of Payment Obligations. In the event that a Party fails to make timely payment of any amounts due under this Agreement within [***] business days after demand therefor, the other Party may [***] given following the time interest begins to accrue pursuant to Section 7.5, unless the non-paying Party cures such breach by paying all past-due amounts within such thirty-day notice period,


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

provided that a Party shall be entitled to use such cure provision no more than once in any 12 month period.

      11.5. Material Breach. In the event that either Party commits a material breach of any of its obligations under this Agreement (other than as provided in Section 11.3) and such Party fails (i) to remedy that breach within ninety (90) days after receiving written notice thereof from the other Party or (ii) to commence dispute resolution pursuant to Section 12.5, within ninety (90) days after receiving written notice of that breach from the other Party, the other Party may immediately terminate this Agreement upon written notice to the breaching Party.

      11.6. Disposition of Confidential Information. In the event of termination or expiration of this Agreement, the Parties shall return or destroy all forms of Confidential Information provided to them under this Agreement, within thirty
(30) days after such termination or expiration, provided that each party may retain one copy of such Confidential Information for the sole purpose of use in any litigation resulting from this Agreement or the activities undertaken pursuant to this Agreement.

      11.7. Effect of Termination. Termination of this Agreement shall not relieve the parties of any obligation accruing prior to such termination. The provisions of Article 4, Article 5, Article 6 and Article 7 (with respect only to milestone payments and royalties accrued at the time of termination but not yet paid), Article 8, Article 9, Article 10 and Article 12 shall survive the expiration or termination of this Agreement. Termination of this Agreement pursuant to Sections 11.2, 11.3, or 11.4 shall not limit any other rights and remedies of the terminating party.

12.   Miscellaneous.

      12.1. Relationship of Parties. Nothing in this Agreement is intended or shall be deemed to constitute a partnership, agency, employer-employee or joint venture relationship between the parties. No party shall incur any debts or make any commitments for the other, except to the extent, if at all, specifically provided herein.

      12.2. Publicity. Neither party shall use the name of the other party or reveal the existence of or terms of this Agreement in any publicity or advertising without the prior written approval of the other party, except that
(i) either party may use the text of a written statement approved in advance by both parties without further approval, and (ii) either party shall have the right to identify the other party and to disclose the terms of this Agreement as required by applicable securities laws or other applicable law or regulation, provided that the receiving party takes reasonable and lawful actions to avoid/minimize the degree of such disclosure.

      12.3. Non-Solicitation. During the term of this Agreement and thereafter for a period of two (2) years, each Party agrees not to seek to persuade or induce any employee of the other Party to discontinue his or her employment with that Party, or to hire any such employee.

      12.4. Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the State of New York.

12.5  Dispute Resolution Procedures.

                  (a) The parties hereby agree that they will attempt in good faith to resolve any controversy, claim or dispute ("Dispute") arising out of or relating to this Agreement promptly by negotiations. Any such Dispute which is not settled by the parties within [***] days after notice of such Dispute is given by one party to the other in writing shall be referred to the President of Scriptgen and the Vice President, Discovery of Monsanto who are authorized to settle such Disputes on behalf of their respective companies ("Senior Executives"). The Senior Executives will meet for negotiations within [***] days of the end of the [***] negotiation period referred to above, at a time and place mutually acceptable to both Senior Executives. If the Dispute has not been resolved within [***] days after the end of the [***] negotiation period referred to above (which period may be extended by mutual agreement), unless otherwise specifically provided for herein, any Dispute will be settled first by non-binding mediation and thereafter by arbitration as described in subsections (b) and (c) below.

                  (b) Any Dispute which is not resolved by the parties within the time period described in subsection (a) shall be submitted to an alternative dispute resolution process ("ADR"). Within [***] after the expiration of the [***] period set forth in subsection (a), each party shall select for itself a representative with the authority to bind such party and shall notify the other party in writing of the name and title of such representative. Within [***] days after the date of delivery of such notice, the representatives shall schedule a date for engaging in non-binding ADR with a neutral mediator or dispute resolution firm mutually acceptable to both representatives. Any such mediation shall be held in Boston, Massachusetts if brought by Monsanto and St. Louis, Missouri if brought by Scriptgen. Thereafter, the representatives of the parties shall engage in good faith in an ADR process under the auspices of such individual or firm. If the representatives of the parties have not been able to resolve the Dispute within [***] days after the conclusion of the ADR process, or if the representatives of the parties fail to schedule a date for engaging in non-binding ADR within the [***] day period set forth above, the Dispute shall be settled by binding arbitration as set forth in subsection (c) below. If the representatives of the parties resolve the dispute within the [***] day period set forth above, then such resolution shall be binding upon the parties. If either party fails to abide by such resolution, the other party can immediately refer the matter to arbitration under Section 13.5(c).

                  (c) If the parties have not been able to resolve the Dispute as provided in subsections (a) and (b) above, the Dispute shall be finally settled by binding arbitration. Any arbitration hereunder shall be conducted under rules of the American Arbitration Association. The arbitration shall be conducted before three arbitrators chosen according to the following procedure: each of the parties shall appoint one arbitrator and the two so nominated shall choose the third, provided that in the case of a dispute as to decisions of the Research Committee each party shall designate one (1) neutral having the following minimum scientific qualifications: a Ph.D. degree in chemistry or life sciences and/or an M.D. degree plus at least ten (10) years of relevant business or scientific research experience. These two(2) neutrals shall select a third neutral having the same minimum scientific qualifications within fourteen (14) days of the appointment of the first two (2) neutrals. None of the neutrals shall be an employee, director or shareholder of either Party or any of their subsidiaries, Secondary Affiliates or otherwise have a materially conflicting interest in the outcome of such proceeding. If the arbitrators chosen by the parties cannot agree on the choice of the third arbitrator within a period of thirty (30) days after their appointment, then the third arbitrator with such requisite qualifications shall be appointed by the Court of Arbitration of the American Arbitration Association. Any such arbitration shall be held in Boston, Massachusetts if brought by Monsanto and St. Louis, Missouri if brought by Scriptgen or such other location as the arbitrators may agree. The arbitrators shall have the authority to grant specific performance, and to allocate between the parties the costs of arbitration in such equitable manner as they determine. The arbitral award
      (i) shall be final and binding upon the parties; and (ii) may be entered in any court of competent jurisdiction.

                  (d) Nothing contained in this Section or any other provisions of this Agreement shall be construed to limit or preclude a party from bringing any action in any court of competent jurisdiction for injunctive or other provisional relief to compel the other party to comply with its obligations hereunder before or during the pendency of mediation or arbitration proceedings. The parties hereby irrevocably consent to submit to the jurisdiction of the federal courts located within the Commonwealth of Massachusetts and the state of Missouri and agree that venue is proper in any such court and will not seek to alter or contest such venue.

      12.6. Counterparts. This Agreement may be executed in one or more counterparts, each of which shall be deemed an original, and all of which together shall be deemed to be one and the same instrument.

      12.7. Headings. All headings in this Agreement are for convenience only and shall not affect the meaning of any provision hereof.

      12.8. Binding Effect. This Agreement shall inure to the benefit of and be binding upon the Parties, their Primary Affiliates, and their respective lawful successors and assigns.

      12.9. Assignment. This Agreement may not be assigned by either party without the prior written consent of the other party, except that either party may assign this Agreement to a successor in connection with the merger, consolidation, spin-off or sale of all or substantially all of its assets or that portion of its business pertaining to the subject matter of this Agreement. Monsanto has the right to extend its rights and benefits under this Agreement to any Primary Affiliate.

      12.10. Notices. All notices, requests, demands and other communications required or permitted to be given pursuant to this Agreement shall be in writing and shall be deemed to have been duly given upon the date of receipt if delivered by hand, recognized international overnight courier, confirmed facsimile transmission, or registered or certified mail, return receipt requested, postage prepaid to the following addresses or facsimile numbers:


If to Monsanto:                           If to Scriptgen:

Monsanto Company                          Scriptgen, Inc.
700 Chesterfield Parkway North            200 Boston Avenue
St. Louis, Missouri 63198                 Medford, MA 02155
Attention:    [***]                       Attention:   [***]


with a copy to:                      with a copy to:
                                                [***]
Bryan Cave LLP                            Constantine Alexander
One Metropolitan Sq., Suite 3600          Nutter, McClennen & Fish, LLP
St. Louis, Missouri 63102                 One International Place

          [***]                                        [***]


Either party may change its designated address and facsimile number by notice to the other party in the manner provided in this Section.

      12.11. Amendment and Waiver. This Agreement may be amended, supplemented, or otherwise modified only by means of a written instrument signed by both parties. Any waiver of any rights or failure to act in a specific instance shall relate only to such instance and shall not be construed as an agreement to waive any rights or fail to act in any other instance, whether or not similar.

      12.12. Severability. In the event that any provision of this Agreement shall, for any reason, be held to be invalid or unenforceable in any respect, such invalidity or unenforceability shall not affect any other provision hereof, and the parties shall negotiate in good faith to modify the Agreement to preserve (to the extent possible) their original intent.

      12.13. Entire Agreement. This Agreement and the attached Exhibits A and B constitute the entire agreement between the parties with respect to the subject matter hereof and supersede all prior agreements or understandings between the parties relating to the subject matter hereof.

      12.14. Force Majeure. Neither party shall be held liable or responsible to the other party, nor be deemed to be in breach of this Agreement, for failure or delay in fulfilling or performing any provisions of this Agreement when such failure or delay is caused by or results from any cause whatsoever outside the reasonable control of the party concerned including, but not limited to, fire, explosion, breakdown of plant, strike, lock-out, labor disputes, casualty or accident, lack or failure of transportation facilities, flood, lack or failure of sources of supply or of labor, raw materials or energy, civil commotion, embargo, any law, regulation, decision, demand or requirement of any national or local government or authority. The party claiming relief shall, without delay, notify the other party by registered airmail or by telefax of the interruption and cessation thereof and shall use its best efforts to remedy the effects of such hindrance with all reasonable dispatch. The onus of proving that any such Force Majeure event exists shall rest upon the party so asserting. During the period that one party is prevented from performing its obligations under this Agreement due to a Force Majeure event, the other party may, in its sole discretion, suspend any obligations that relate thereto. Upon cessation of such Force Majeure event the parties hereto shall use their best efforts to make up for any suspended obligations. If such Force Majeure event is anticipated to continue, or has existed for nine (9) consecutive months or more, this Agreement may be forthwith terminated by either party by registered airmail or by telefax. In case of such termination the terminating party will not be required to pay to the other party any indemnity whatsoever.

      IN WITNESS WHEREOF, the undersigned have duly executed and delivered this Agreement as a sealed instrument effective as of the date first above written.


MONSANTO COMPANY                          SCRIPTGEN PHARMACEUTICALS, INC.



By: /s/                                   By: /s/
    --------------------------------          ----------------------------------

                                   EXHIBIT A
                              ADDITIONAL EQUIPMENT



[***]

                                   EXHIBIT B

                      FORM OF MATERIALS TRANSFER AGREEMENT

      This Agreement, dated as of _______, __, _____, is between Scriptgen Pharmaceuticals, Inc. ("Scriptgen"), a Delaware corporation, and Monsanto Company ("Monsanto"), a Delaware corporation and ________________, a ___________________ ("Recipient").

      WHEREAS, Monsanto and Scriptgen have entered into a Compound Testing And Development Agreement pursuant to which Monsanto and Scriptgen have agreed to provide the other with certain compounds for [***] on the terms and subject to the conditions set forth in such agreement and to perform certain other compound development activities; and

      WHEREAS, pursuant to the Compound Testing And Development Agreement, Scriptgen and Monsanto are permitted to deliver such compounds to third parties such as Recipient, provided such parties execute and deliver this Agreement to
__________________.

      NOW, THEREFORE, in consideration of the premises and the mutual covenants and conditions contained herein and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto agree as follows:

      1. SUPPLY OF MATERIALS: Within ____ days after receiving an original of this Agreement executed by all parties, [Monsanto/Scriptgen] will supply Recipient with the compounds set forth on Exhibit 1 (the "Materials"). Upon written request, [Monsanto/Scriptgen] may provide the Recipient with additional quantities of such Materials or with additional compounds, which compounds shall also be considered Materials for the purposes of this Agreement.

      2. USE AND TRANSFER RESTRICTIONS: Recipient acknowledges and agrees that the Materials may be proprietary to and owned by Monsanto and/or Scriptgen and are or may be covered by claims of U.S. and international patents or patent applications of Monsanto and/or Scriptgen Recipient agrees to use the Materials solely to screen them for _______________________ use. Recipient agrees (i) not to transfer such Materials to any third party without the prior written consent of [Monsanto/Scriptgen], (ii) to permit access to the Materials only to its employees and consultants requiring such access, (iii) to inform such employees and consultants of the proprietary nature of the Materials, (iv) to take reasonable precautions, at least as stringent as those observed by Recipient to protect its own proprietary materials, to ensure that such employees and consultants observe the obligations of Recipient pursuant to this Section and
(v) to execute and deliver any documents of assignment or conveyance that may be necessary to effectuate the ownership rights of Monsanto and/or Scriptgen in the Materials. Upon the expiration of this Agreement, Recipient shall, at the instruction of the party providing the Materials, either destroy or return any unused Materials.

      3. COMPLIANCE WITH LAW: Recipient agrees to comply with all federal, state, and local laws and regulations applicable to the use, testing, storage, disposal, and transfer of the Materials. Recipient assumes sole responsibility for any violation of such laws or regulations by Recipient or any of its affiliates or sublicensees.

      4. TERMINATION: This Agreement shall commence on the date last written below and continue for a period of ____ months. Sections 3, 6 and 7 shall survive termination of this Agreement.

      5. NO WARRANTIES: Any Materials delivered pursuant to this Agreement are understood to be experimental in nature and may have hazardous properties. Recipient should assume that the Materials are dangerous and should use appropriate precautions. NEITHER MONSANTO NOR SCRIPTGEN MAKES ANY REPRESENTATIONS, OR EXTENDS ANY WARRANTIES OF ANY KIND, EITHER EXPRESS OR IMPLIED, WITH RESPECT TO THE COMPOUNDS. THERE ARE NO EXPRESS OR IMPLIED WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE, OR THAT THE USE OF THE MATERIALS WILL NOT INFRINGE ANY PATENT RIGHTS OF OTHERS.

      6. ASSIGNMENT OF INVENTIONS: Recipient agrees promptly to disclose to [Monsanto/Scriptgen] any and all ideas, concepts, discoveries, inventions, developments, improvements, trade secrets, technical data, know-how or other materials that are conceived, devised, invented, developed or reduced to practice or tangible medium by Recipient, or any of its agents, employees or contractors, or under its direction, during the term of this Agreement and which arise out of its screening or evaluation of the Materials (hereinafter "Inventions"). Recipient hereby assigns to [Monsanto/Scriptgen] all of its right, title and interest in and to the Inventions and any and all related patent rights, copyrights and applications and registrations therefor. During and after the expiration of this Agreement, Recipient shall cooperate with [Monsanto/Scriptgen], at [Monsanto/Scriptgen] expense, in obtaining proprietary protection for the Inventions and shall execute all documents which [Monsanto/Scriptgen] shall reasonably request in order to perfect [Monsanto/Scriptgen] rights in the Inventions. To the extent the terms of this Agreement conflict or are inconsistent with the terms of the Compound Testing and Development Agreement, the Compound Testing and Development Agreement shall control, provided that such outcome will not result in the breach of an agreement with a third party holding a right to or interest in the Materials.

      7. INDEMNIFICATION: Recipient assumes all liability for, and agrees to indemnify, defend, and hold harmless Scriptgen and Monsanto and their respective directors, officers, representatives, employees, and agents against, all losses, expenses (including without limitation any legal fees and expenses), claims, demands, damages, judgments, suits, or other actions arising from the use, testing, storage, or disposal of the Materials by Recipient and its agents, employees or contractors, or from any breach of its obligations under Section 2 of this Agreement.

      8. MISCELLANEOUS: This Agreement shall not be assigned or otherwise transferred by Recipient without the prior written consent of Scriptgen and Monsanto. This Agreement shall be governed by the laws of the State of New York. This Agreement constitutes the entire understanding of the parties and supersedes all prior agreements, written or oral, with respect to the subject matter hereof.


                                       ACCEPTED AND AGREED:
                                       Scriptgen Pharmaceuticals, Inc.


                                       /s/
                                       -----------------------------------------
                                       Date:


                                       ACCEPTED AND AGREED:



                                       -----------------------------------------
                                       Name:
                                       Title:
                                       Date:


                                       ACCEPTED AND AGREED:
                                       Monsanto Company


                                       /s/
                                       -----------------------------------------